Exhibit 10.1

[FLG Partners, LLC Logo]

FOURTH AMENDMENT TO CONFIDENTIAL CONSULTING AGREEMENT

This fourth amendment (the “Fourth Amendment”) to the Confidential Consulting Agreement dated July 9, 2007 (the “Agreement”) by and between the parties hereto, is executed as of the date below (the “Effective Date”), by and between FLG Partners, LLC, a California limited liability company (“FLG”), and TiVo, Inc. (“Client”).

RECITALS

WHEREAS, FLG is in the business of providing certain financial services; and,

WHEREAS, Client wishes to retain FLG to provide and FLG wishes to provide such services to Client on the terms set forth herein; and,

WHEREAS, the parties hereto wish to amend the Agreement;

NOW, THEREFORE, in consideration of the mutual covenants set forth in the Agreement, the parties hereto agree to amend Exhibit A of the Agreement as follows:

1.	Fee. $3,500 per day, with hours in excess of 55 per week billed $350 per hour.

2.	Additional Compensation. None.

3.	Miscellaneous. All other terms and conditions of the Agreement remain unchanged. This Fourth Amendment shall be incorporated in the Agreement as Exhibit E.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

CLIENT:		FLG

TiVo Inc.,		FLG Partners, LLC,

a Delaware corporation.		a California limited liability company.

By:	Nancy Kato	By	Jeffrey S. Kuhn

Signed:	/s/ Nancy Kato	Signed:	/s/ Jeffrey S. Kuhn
Title:	Senior Vice President, Human Resources	Title:	Managing Partner

Address:	2160 Gold Street
P.O. Box 2160
	Alviso, CA 95002	Effective Date: June 1, 2008.

Tel:	(408) 519-9100

Fax:	(408) 519-5330

Email:	nancykato@tivo.com

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